UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:

|-|   Preliminary proxy statement.
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive proxy statement.
|X|   Definitive additional materials.
|_|   Soliciting material under Rule 14a-12.

                     SELIGMAN ASSET ALLOCATION SERIES, INC.
                           SELIGMAN CAPITAL FUND, INC.
                       SELIGMAN CASH MANAGEMENT FUND, INC.
                        SELIGMAN COMMON STOCK FUND, INC.
               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
                      SELIGMAN CORE FIXED INCOME FUND, INC.
                          SELIGMAN FRONTIER FUND, INC.
                        SELIGMAN GLOBAL FUND SERIES, INC.
                           SELIGMAN GROWTH FUND, INC.
                        SELIGMAN HIGH INCOME FUND SERIES
                      SELIGMAN INCOME AND GROWTH FUND, INC.
                 SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
                      SELIGMAN MUNICIPAL FUND SERIES, INC.
                         SELIGMAN MUNICIPAL SERIES TRUST
                    SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.
                   SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES
                            SELIGMAN PORTFOLIOS, INC.
                  SELIGMAN TARGET HORIZON ETF PORTFOLIOS, INC.
                        SELIGMAN VALUE FUND SERIES, INC.

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        (Name of Registrant's as Specified in each Registrant's Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

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      to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is
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|_|   Fee paid previously with preliminary materials. |_|
      Check box if any part of the fee is offset as provided by Exchange Act
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      paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4) Date Filed:

                             Seligman Group of Funds
                                 100 Park Avenue
                               New York, NY 10017

                                 Important Proxy
                                      News

                  PLEASE SUBMIT YOUR VOTING INSTRUCTIONS TODAY!
                  ---------------------------------------------

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders scheduled for November 3, 2008 at 10:00 a.m. local time at the offices of Sullivan & Cromwell LLP, 375 Park Avenue, 8th Floor, New York, NY 10152 (the "Meeting"). To date, our records indicate that we have not received your voting instructions.

After careful consideration, the Board of Directors recommends that shareholders vote "FOR" the proposals. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

If you should have any questions regarding the proposals, or require duplicate proxy materials, please contact Computershare Fund Services at 1-866-612-1824. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time.

For your convenience, please utilize any of the following methods to submit your voting instructions:

1. By Internet.

Follow the simple instructions on your voting instruction form.

2. By Touch-Tone Phone.

Dial the toll-free number found on your voting instruction form and follow the simple instructions.

3. By Mail.

Simply execute and return the enclosed voting instruction form in the envelope provided. However, please try to utilize one of the two options above to register your voting instructions, so they may be received in time for the meeting.

If you have already submitted voting instructions by utilizing one of these methods, then you do not need to take any action.

        WE NEED YOUR HELP. PLEASE SUBMIT YOUR VOTING INSTRUCTIONS
                                     TODAY!